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                                                                   Exhibit 10(x)

                            NOTE PURCHASE AGREEMENT

     This Note Purchase Agreement is made as of the 20th day of June, 1996, by and between Pages, Inc., a Delaware corporation (the "Company") and the person or persons who execute the signature page hereto (the "Buyer").

     1. PURCHASE OF SECURITIES. Subject to the terms and conditions of this Agreement, the Buyer, intending to be legally bound, hereby irrevocably agrees to purchase from the Company that principal amount of 10% subordinated notes due December 31, 2005 (the "Notes") that is indicated on the signature page attached hereto. Unless otherwise provided for in Schedule 1 attached hereto, payment of the Notes is delivered to the Company simultaneously with the execution hereof by Buyer and is in the form of a check drawn on the account of Buyer or wire transfer to the Company. The Notes are accompanied by warrants ("Warrants") exercisable at any time up until 5:00 P.M., Eastern Time, on the date five years after the date hereof to purchase twenty Shares of Company common stock, $.01 par value, ("Common Stock") for each $1,000 in principal amount of Notes purchased, exercisable at $2.75 per share and upon the exercise schedule described in the Company's Private Placement Memorandum dated April 23, 1996, as amended or supplemented (the "Memorandum").

     2. ISSUANCE OF NOTES. The Company shall deliver to the Buyer an original Note and Warrant within a reasonable time after payment for the Notes is received by the Company.

     3. INVESTOR NOTICES. The Buyer acknowledges that:

          (a) Neither the Notes nor the Warrants have been approved or disapproved by the Securities and Exchange Commission or any state securities commissioner, and neither the Securities and Exchange Commission nor any state securities commissioner has passed upon the accuracy or adequacy of the Memorandum.

          (b) No person other than the Chairman of the Board and the President of the Company is authorized to give any information or to make any representation regarding the Company and its future prospects, and any information or representation made by other than the Chairman of the Board or the President of the Company must not be relied upon.

          (c) The offer of Notes and Warrants may be withdrawn by the Company at any time prior to the acceptance by the Company of this Note Purchase Agreement in writing. In connection with the offering and sale of the Notes and Warrants, the Company reserves the right, in its sole discretion, to reject any subscription.

          (d) This Note Purchase Agreement is submitted in connection with the private placement of the Notes and Warrants and does not constitute an offer or solicitation by or to anyone in any jurisdiction in which such an offer or solicitation is not authorized.

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          (e) The Company has agreed to provide to the Buyer and any of the representatives of the Buyer the opportunity to inspect additional documents and to inquire of, and to receive answers from, it or any person acting on its behalf concerning the Company and the Notes. The Buyer may also obtain any additional information from the Company, to the extent it possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided to the Buyer with this Note Purchase Agreement. Any requests for information or to examine any documents should be directed to S. Robert Davis at Pages, Inc., 801 94th Avenue North, St. Petersburg, Florida, 33702, (813) 578-3300.

     4. REPRESENTATIONS AND WARRANTIES. The Buyer hereby acknowledges, represents, and warrants to, and agrees with, the Company as follows:

          (a) The Buyer has received and reviewed the Memorandum.

          (b) No oral or written representations have been made or oral or written information furnished to the Buyer or his advisor(s) in connection with the offering of the Notes and Warrants which were in any way inconsistent with the information provided to the Buyer.

          (c) The Buyer is not subscribing for the Notes and Warrants as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting to which the Buyer was invited by means of any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio.

          (d) The Buyer has adequate means of providing for the Buyer's current needs and contingencies, is able to bear the economic risks of an investment in the Notes and Warrants for an indefinite period of time and has no need for liquidity in such investment.

          (e) The Buyer has such knowledge and experience in financial and business matters so as to enable the Buyer to utilize the information made available to the Buyer about the Company in order to evaluate the merits and risks of an investment in the Notes and Warrants and to make an informed investment decision with respect thereto.

          (f) The Buyer is acquiring the Notes and Warrants solely for the Buyer's own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Notes and Warrants.

          (g) The Buyer will not sell or otherwise transfer the Notes and Warrants without Registration under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws or an exemption therefrom, and fully understands and agrees that the Buyer must bear the economic risk of his purchase for an indefinite period of time because the Notes and Warrants have not been Registered under the Act or under the securities laws of any state and, therefore, cannot be resold unless they are subsequently Registered under the Act and under the


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applicable securities laws of such states or unless an exemption from such
Registration is available or, as to the Warrants, the Warrants and the Shares of Common Stock underlying the Warrants are Registered. The Company will affix a legend in substantially the following form to the Notes, the Warrants and the Certificates evidencing the Shares of Common Stock issued pursuant to the exercise of Warrants (except to the extent Registered under the Act):

     The securities represented by this Certificate have not been Registered under the Securities Act of 1933, as amended, and may not be sold, pledged, apothecated, donated, or otherwise transferred, whether or not for consideration, unless either the securities have been Registered under such Act or an exemption from such Registration requirement is available. If the securities are to be sold or transferred pursuant to an exemption from the Registration requirement, the Company may require a written opinion of counsel, in form and content satisfactory to the Company, to the effect that Registration is not required or that such transfer will not violate such Act or applicable state securities laws.

     (h) The Buyer understands that, except as provided for herein, the Company will be under no obligation to Register the Notes and Warrants (or the Shares of Common Stock underlying the Warrants) on behalf of the Buyer or to assist the Buyer in complying with any exemption from Registration under the Act or under the securities laws of any state for resales of the Notes, Warrants, and shares of Common Stock underlying the Warrants. The Buyer understands that except with respect to securities Registered as provided for herein, the Company will issue stock transfer instructions to its transfer agent with respect to such securities.

     (i) The Buyer understand(s) that no federal or state agency has passed upon the Notes and Warrants or made any finding or determination as to the fairness of this investment

     (j) The Buyer is a bona fide resident of or, if an entity, maintains its principal place of business in the State of Ohio and no contact with the Buyer with respect to the offer or sale of the Notes and Warrants was made except in the State(s) of Ohio.

     (k) The Buyer is an "accredited investor" under Regulation D of the Securities and Exchange Commission because (check the applicable box(es)):

          [_] The undersigned is a bank (as defined in Section 3(a)(2) of the Act) or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company (as defined in Section 2(13) of the Act); an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the


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               U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees with total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan with total assets in excess of $5,000,000, or a self-directed plan with investment decisions made solely by persons that are accredited investors.

          [_] The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

          [_] The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Notes and Warrants, with total assets in excess of $5,000,000.

          [_] The undersigned is a natural person whose individual net worth, or joint net worth with my spouse, at the time of purchase exceeds $1,000,000.

          [_] The undersigned is a natural person with an individual income (1) in excess of $200,000 or joint income with my spouse in excess of $300,000 in each of calendar years 1994 and 1995 and has a reasonable expectation of reaching the same income level in calendar year 1996.

          [_] The undersigned is a trust, not formed for the specific purpose of acquiring the Notes and Warrants, with total assets in excess of


-----------------

     (1) For purposes of this Note Purchase Agreement, "individual income" means "adjusted gross income" as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986 as amended (the "Code"); (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.


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                    $5,000,000 and whose purchase is directed by a person who
                    either alone or with his purchaser representative(s) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

               [X] undersigned is an entity in which all of the equity owners are accredited investors.

          (l) The foregoing representations, warranties, and agreements shall be true and correct in all respects on and as of the date of the issuance of the Notes and Warrants to the Buyer as if made on and as of such date and shall survive such date.

          (m) If the Buyer is a corporation, partnership, trust, or other entity, it is authorized and qualified to purchase the Notes and Warrants and the person signing this Note Purchase Agreement on behalf of such entity has been duly authorized by such entity to do so.

          (n) If the Buyer is purchasing Notes and Warrants subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein and in any other written statement or document delivered to the Company in connection herewith shall be deemed to have been made on behalf of the person or persons for whom such Notes and Warrants are being purchased.

     5. INDEMNIFICATION. The Buyer agrees to indemnify and hold harmless the Company and its officers, directors, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses, including attorney's fees, reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representations or warranty or breach or failure by the Buyer to comply with any covenant or agreement made by the Buyer herein.

     6. IRREVOCABILITY; BINDING EFFECT. Subject to applicable state securities laws, the undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable, that the undersigned is not entitled to cancel, terminate, or revoke this Note Purchase Agreement or any agreements of the undersigned thereunder, and that this Note Purchase Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and assigns.

     7. REGISTRATION RIGHTS.

          (a) For purposes of this paragraph 7:

               (i) The term "Register," "Registered," and "Registration" refer to a Registration effected by preparing and filing with the Securities and Exchange Commission (the



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"Commission") a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

          (ii) The term "Registrable Securities" means the Warrants and the shares of Common Stock underlying the Warrants and any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Common Stock issued or issuable upon exercise of the Warrants.

          (iii) The term "Majority Holders" means those persons who own Warrants which, if exercised, would entitle them to receive shares of Common Stock in an amount greater than 50% of the shares of Common Stock underlying all Warrants then outstanding. The shares of Common Stock owned by persons who have exercised Warrants shall, for purposes of this subparagraph, be treated as shares underlying Warrants.

     (b) Whenever the Company proposes to Register any of its Common Stock under the Act for a public offering of Common Stock (but not convertible debt securities) for cash, the Company shall give the Buyer written notice of its intent to do so. Upon the written request of the Buyer delivered to the Company within 10 business days after receipt of such notice, the Company shall use its best efforts to cause to be included in such Registration all of the Registrable Securities owned by the Buyer which the Buyer requests to be Registered; provided (i) the Buyer agrees to sell the shares of Common Stock underlying the Buyer's Warrants in the same manner and on the same terms and conditions as the other Common Stock which the Company proposes to Register, (ii) the proposed managing underwriter (which shall be selected by the Company in its sole discretion) does not advise the Company that in its opinion the inclusion of the Buyer's shares (and the shares of Common Stock held by others ["Other Buyers"] who purchased their Notes pursuant to the offering described in the Memorandum, and who have given written request to have their Registrable Securities included in the registration statement) is likely to effect adversely the success of the offering by the Company or the price it would receive, in which case the rights of the Buyer shall be as provided in Paragraph 7(e), below, (iii) the Buyer shall be entitled to include in such Registration not more than one-half of its Registrable Securities if the Registration is reasonably expected to become effective after the expiration of the time period which, under Rule 144(d), would permit public resales of the Registrable Securities, (iv) the Buyer shall not be entitled to include in such Registration any Registrable Securities which are freely tradable under Rule 144(k), and (v) the registration right under this paragraph 7(b) expires as to all Registrable Securities December 31, 2000, after which the Buyer shall have no right to have any Registrable Securities Registered.

     (c) In connection with any offering involving any underwriting of shares of Common Stock being issued by the Company, the Company shall not be required under Paragraph 7(b) to include any of the Buyer's Registrable Securities therein unless the Buyer accepts and agrees to the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total number of shares of Common Stock which the Buyer and all Other Buyers request to be included in any offering exceeds the number of such Notes which the underwriters believe compatible with the


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success of the offering, the Company shall only be required to include in the offering so many of the shares of Common Stock of the Buyer and the Other Buyers as the underwriters believe will not jeopardize the success of the offering. The shares so included shall be apportioned pro rata among the Buyer and the Other Buyers according to the total number of shares requested to be included in such offering by the Buyer and the Other Buyers, or in such proportions as shall be mutually agreed to by the Buyer and the Other Buyers, provided that no such reduction shall be made with respect to any securities offered by the Company for its own account

          (d) As long as the Company has given any notice required by Paragraph 7(b), the Buyer shall not have the right to take any action to restrain, enjoin, or otherwise delay any Registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Paragraph 7.

          (e) (i) Commencing on October 3, 1996, if the Company shall receive a written request (specifying that it is being made pursuant to this paragraph 7(e)) from the Majority Holders that the Company file a registration statement under the Act, covering the Registration of the Registrable Securities, then the Company shall, within ten (10) days after the receipt thereof, give written notice of such request to all Buyers and shall, subject to the limitations contained in subparagraphs (e)(ii) and (e)(iii) below, effect as soon as practicable, the Registration under the Act of all Registrable Securities which the Buyer and the Other Buyers request to be Registered within twenty (20) days after the mailing of such notice by the Company in accordance with subparagraph 8(h). Provided, however (A) in the event that Buyer does not request that its Registrable Securities be included in such Registration, the buyer shall be deemed to have waived all Registration rights under this paragraph 7, (B) the Buyer shall be entitled in such Registration not more than one-half of its Registrable Securities if the Registration is reasonably expected to become effective after the expiration of the time period which, under Rule 144(d), would permit public resales of the Registrable Securities, (C) the Buyer shall not be entitled to include in such Registration any Registrable Securities which are freely tradable under Rule 144(k), and (D) the Registration right under this paragraph 7(e) expires as to all Registrable Securities on December 31, 2000, after which the Buyer shall have no right to have any Registrable Securities registered.

          (ii) Notwithstanding the foregoing, (A) the Company shall not be obligated to effect a Registration pursuant to this paragraph 7(e) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending three (3) months following the effective date, of a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; and (B) if the Company shall furnish to Buyer and the other buyers a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period during which such filing would be detrimental, provided that this period will not exceed nine (9) months.


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        (iii) The Company shall be obligated to effect no more than one
Registration pursuant to this subparagraph 7(e).

        (f) Whenever required under this paragraph 7 to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (i) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to case such registration statement to become effective, and, upon the request of the Majority Holders, keep such registration statement effective for not less than ninety (90) days or such earlier date as all securities offered are sold.

          (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (iii) Furnish to the selling Buyers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (iv) Use its best efforts to Register and qualify the securities covered by such registration statement under such selling Buyers securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the selling Buyers, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction.

     (g) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this paragraph 7 that the selling Buyers shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the Registration of their Registrable Securities.

     (h) All expenses (other than underwriting discounts and commissions) incurred in connection with Registrations pursuant to subparagraph 7(e), including (without limitation) all Registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the company; provided, however, that the Company shall not be required to pay the cost of any special audits required for a Registration effected pursuant to subparagraph 7(e) hereof, or any expenses of any Registration proceeding begun pursuant to subparagraph 7(e) if the Registration request is subsequently withdrawn at the request of the Majority Holders, unless the Majority Holders agree to forfeit a right to demand Registration pursuant to subparagraph 7 (e) (in which event such right shall be deemed to be forfeited by all Buyers). In the absence of such an agreement to forfeit, the Buyers


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requesting withdrawal of the Registration request shall bear all such expenses pro rata on the basis of the Registrable Securities to have been Registered by such Buyers. Notwithstanding the foregoing, however, if at the time of such withdrawal, the Buyers have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Buyers at the time of their request, then the Buyers shall not be required to pay any of such expenses and shall retain their rights pursuant to subparagraph 7(e).

     (i) The Company shall bear and pay all costs of and incidental to any Registration, filing or qualification of Registrable Securities with respect to the Registration pursuant to subparagraph 7(b) for each Buyer, including all Registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereof except that Buyers shall pay all legal fees and disbursements of their counsel, if any, and the Buyers will bear and pay their pro rata portion of any underwriting discounts and commissions.

     (j) In connection with any Registration of the Registrable Securities, the Buyer shall provide to the Company such information as may be reasonably required by the Company to prepare and file such registration statement in accordance with applicable provisions of the Act and the Rules and Regulations thereunder. The Buyer shall furnish such information in writing within five business days after written request by the Company. The Company shall have sole control of the preparation, filing, amendment, and supplementation of any registration statement to be filed on behalf of the Buyer.

     (k) In the event that any of the Warrants shall at any time be transferred of record by the Buyer, the rights herein conferred shall not extend to any such transferee.

     (l) In the event of (i) the Registration of any Registrable Securities under the Act pursuant to the provisions of this Agreement and to the extent permitted by applicable law, the Company agrees to indemnify and hold harmless the Buyer, and each other person, if any, who controls the Buyer within the meaning of the Act, from and against any and all losses, claims, damages, or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were Registered under the Act or any prospectus contained therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Buyer, and each such controlling person, for any legal or any other expenses reasonably incurred by the Buyer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such prospectus in reliance upon, and in conformity with, information furnished to the Company by the Buyer or such controlling person, specifically for use in preparation thereof; (ii) the Registration of any Registrable Securities under the Act pursuant to the provisions of this Agreement and to the extent permitted by applicable law, the Buyer, and each other person, if any, who controls the Buyer within the meaning of the Act, agrees to indemnify and hold harmless the Company, each


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

person who controls the Company within the meaning of the Act, and each officer and director of the Company from and against any losses, claims, damages, or liabilities, joint or several, to which the Company, such controlling person, or any such officer or director may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were Registered under the Act or any prospectus contained therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon, and in conformity with, information furnished to the Company by the Buyer or such controlling person specifically for use in connection with the preparation thereof; and will reimburse the Company, each such controlling person and each such officer or director for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; (iii) the Registration of any Registrable Securities under the Act pursuant to the provisions of this Agreement, promptly after receipt by an indemnified party of notice of the commencement of any action or the assertion of a claim which may be subject to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement or assertion thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to the provisions of this paragraph 7(l). In case any such action is brought or such assertion made against any indemnified party, and it notifies any indemnifying party of such commencement or assertion made against any indemnified party, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, and to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation.

     8. MISCELLANEOUS.

          (a) Neither this Note Purchase Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

          (b) This Note Purchase Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants, or other agreements except as stated or referred to herein or in contemporaneously signed written agreements.

          (c) Each provision of this Note Purchase Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.


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     (d) This Note Purchase Agreement is not transferable or assignable by the undersigned.

     (e) This Note Purchase Agreement shall be governed by and construed in accordance with the laws of the State of Florida as applied to residents of that state executing contracts wholly to be performed in that state.

     (f) Each party hereto agrees to submit to the personal jurisdiction and venue of the state and federal courts in the State of Florida, in the judicial circuit including Pinellas County, for resolution of all disputes and causes of action arising out of this Agreement, and each party hereby waives all questions of personal jurisdiction and venue of such courts, including, without limitation, the claim or defense therein that such courts constitute an inconvenient forum.

     (g) If any legal proceeding is brought to enforce this Agreement or any provision of it or because of any default in any representation, warranty, covenant, indemnity, or provision of it, the successful or prevailing party shall be paid all costs and expenses, including reasonable attorneys' fees through all proceedings, trials, or appeals.

     (h) All notices or other communications provided for herein to be given or sent to a party by the other party shall be deemed validly given or sent if in writing and mailed, postage prepaid, by Registered or certified United States mail, addressed to the parties at their addresses hereinbelow set forth. Either party may give notice to the other party at any time, by the method specified above, of a change in the address at which, or the person to whom, notice is to be addressed.

                   SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

                 Principal Amount of Notes Purchased: $250,000

                                             STANDARD PRINTING Company of Canton


                                             By: Terry J. Nolan,President
                                                 ------------------------------
                                                 Signature of Authorized Person

                                             /s/ Terry J. Nolan, Pres.
                                             ----------------------------------
                                             Print Name and Title

                                             Standard Printing
                                             PO Box 9276
                                             Canton, Ohio 44711
                                             Attn: Terry Nolan

                                             ACCEPTED BY
                                             PAGES, INC.

                                             By: /s/ illegible
                                                -------------------------------
                                                As President

                                             Address: Pages, Inc.
                                                      5720 Avery Road
                                                      Dublin, Ohio 43016

                                   SCHEDULE 1

                                       TO

                            NOTE PURCHASE AGREEMENT


     Buyer is regularly engaged in the printing business and has, in the past, provided printing services and printed materials to the Company in the regular course of business. Instead of paying for the Notes in cash, Buyer shall pay for the Notes by allowing the Company a $250,000 credit against the delivery to the Company certain printed goods upon purchase order of the Comnpany (the "Goods"). The balance of the price of the Goods shall be paid by the Company in cash.
Upon receipt and acceptance of the Goods, the Company shall issue and deliver to Buyer a Note in the principal amount of $250,000, with interest on such Note to accrue from the date 10 days after the Company's receipt and acceptance of the Goods, and accompanied by a Warrant in accordance with paragraph 1 of the Note Purchase Agreement. All Goods shall be of good and merchantable quality and in accordance with the purchase order and specifications of the Company.

Description of Goods:

     TITLE                         QUANTITY         AGGREGATE PRICE
--------------------------------------------------------------------
Baby Animals                              36.5M         $13,173
Cute Critters `97 Calendar                  40M         $21,430
Fantastic Fish `97 Calendar                 40M         $11,169
Large 15x20 Posters                        400M         $94,677
A Look Around Rain Forests                36.5M         $19,463
Midi Books (4 Titles)                   30M each of 4   $24,240
Mommy, I Need Your Help                     20M         $ 8,320
Monster Wheels Fun with Stickers            35M         $17,350
No Time Like Snowtime                       30M         $13,920
Patchez and the Soccer Surprise             30M         $15,098
Patchez at the Circus                       22M         $12,878
Patchez Reads About Endangered Animals    33.5M         $16,939
Stunt Flying with Paper Airplanes           40M         $12,040
                                                       --------
                                               TOTAL   $280,697